================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                              DECEMBER 10, 1998
        ------------------------------------------------------------
              Date of Report (date of earliest event reported)


                      CBT GROUP PUBLIC LIMITED COMPANY
--------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


    REPUBLIC OF IRELAND              0-25674             NOT APPLICABLE
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File       (I.R.S. Employer
   of incorporation or               Number)           Identification No.)
      organization)


                            900 CHESAPEAKE DRIVE
                       REDWOOD CITY, CALIFORNIA 94063
        ------------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


     Registrant's telephone number, including area code:  (650) 817-5900


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



================================================================================

Item 5.  Other Events.

         On December 10, 1998, CBT Group PLC issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)   Not Applicable

         (b)   Not Applicable

         (c)   Exhibits.   The following exhibit is being filed herewith.

               (99.1)   Press Release, dated December 10, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: December 10, 1998            CBT GROUP PLC


                                    /s/ Elizabeth K. Roemer
                                    -----------------------
                                    Elizabeth K. Roemer
                                    Vice President and
                                    General Counsel

                                CBT GROUP PLC
                          EXHIBIT INDEX TO FORM 8-K


       Exhibit

       (99.1)     Press Release, dated December 10, 1998